UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina		27560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On December 1, 2022, Liquidia PAH, LLC, a Delaware limited liability company (“Liquidia PAH”), a wholly-owned subsidiary of Liquidia Corporation, a Delaware corporation (the “Company”), entered into a Device Development and Supply Agreement (the “Pump Development Agreement”) with Mainbridge Health Partners, LLC (“Mainbridge”) and Sandoz Inc. (“Sandoz”).

The Pump Development Agreement provides for the cooperation between Liquidia PAH, Sandoz and Mainbridge to develop a new pump that is suitable for the subcutaneous administration of treprostinil. Mainbridge will perform all development, validation and testing activities required for the pump and related consumables.

Under the Pump Development Agreement, Liquidia PAH and Sandoz will provide Mainbridge with product requirements for the pump and related consumables, and have the right to review proposed protocols for verification testing and human factor testing and the results of all such testing.

The Pump Development Agreement also provides that the parties anticipate submitting a 510(k) clearance application for the pump to the U.S. Food and Drug Administration in 2023.

Liquidia PAH and Sandoz will split all development costs and milestone payments under the Pump Development Agreement in accordance with the terms and conditions set forth therein.

The foregoing description of the Pump Development Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Pump Development Agreement to be filed as an exhibit to the Company’s next Form 10-K to be filed with the Securities and Exchange Commission (the “SEC”).

Item 8.01	Other Events.

On December 5, 2022, Liquidia Corporation, a Delaware corporation (the “Company”), issued a press release announcing the collaboration between the Company, Sandoz and Mainbridge to develop the new pump for the subcutaneous administration of treprosinil pursuant to the Pump Development Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of Liquidia Corporation, dated December 5, 2022.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 5, 2022	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer